                         Exhibit 10a
                         -----------


                 EMPLOYEE INVESTMENT PLAN OF
                 ---------------------------
                LEVI STRAUSS ASSOCIATES INC.
                ----------------------------

                         APPENDIX D
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          ADDITIONAL ELIGIBLE WITHDRAWALS AND LOANS
          -----------------------------------------

     In accordance with Sections 9.3(a)(viii), 9.3(b)(ii)(B) and
10.1(a)(iii), losses relating to natural disasters described herein may form a basis for withdrawals or loans.

     1.    (a) Description of Natural Disaster.
               -------------------------------

               1995 flood in Sonoma County, California.


           (b) Limitations.
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               None.




/s/Donna J. Goya
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Donna J. Goya, Senior Vice President


5/15/95
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Dated